ROCHESTER FUND MUNICIPALS
 Supplement to Prospectus Dated May 1, 1995 (as supplemented on July 17, 1995)
           and Statement of Additional Information dated May 1, 1995

        ROCHESTER PORTFOLIO SERIES--LIMITED TERM NEW YORK MUNICIPAL FUND Supplement to Prospectus Dated May 1, 1995 (as supplemented on July 5, 1995)
           and Statement of Additional Information dated May 1, 1995

                 ROCHESTER FUND SERIES--THE BOND FUND FOR GROWTH
  Supplement to Prospectus Dated May 1, 1995 (as supplemented on July 5, 1995)
           and Statement of Additional Information dated May 1, 1995

     The Prospectus and Statement of Additional Information of each of the above-referenced Funds are supplemented as follows:

     On December 20, 1995, the shareholders of each Fund approved new investment advisory agreements ("New Agreements") between each Fund and Oppenheimer Management Corporation ("Oppenheimer Management"), whose principal business address is Two World Trade Center, New York, NY 10048-0203. In addition, on that date shareholders of each Fund elected six Trustees and shareholders of each class of shares of each Fund approved an Amended and Restated Distribution and/or Service Plan and Agreement with Oppenheimer Funds Distributor, Inc. ("New Plans"). The New Agreements and the New Plans were approved by the Board of Trustees of each Fund on October 16, 1995.

     Subject to several conditions, Oppenheimer Management has agreed to acquire the assets of each Fund's current investment adviser and certain of their affiliates. If all such conditions are satisfied, it is anticipated that on or about January 4, 1996, (1) Oppenheimer Management will become the investment adviser to each Fund and the New Agreements will be implemented, (2) each Fund's current portfolio manager will become an employee of Oppenheimer Management and will continue to manage each Fund's portfolio, (3) Oppenheimer Funds Distributor, Inc. will become the new principal underwriter of each Fund and the New Plans will be implemented and (4) five individual who were elected by shareholders on December 20, 1995 will replace all but one member of each Fund's Board of Trustees. If these events occur, Oppenheimer Shareholders Services, a division of Oppenheimer Management, will become each Fund's transfer agent on or about March 8, 1996.

     Oppenheimer Management has operated as an investment adviser since 1959 and, together with a subsidiary, currently manages investment companies with more than $40 billion in assets and more than 2.8 million shareholder accounts. Oppenheimer Management is wholly owned by Oppenheimer Acquisition Corp., a holding company which is owned in part by senior officers of Oppenheimer Management and controlled by Massachusetts Mutual Life Insurance Company.

December 21, 1995